EXHIBIT 23.2

                     [Letterhead of Moffitt & Company, P.C.]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 13, 2002 relating to the financial statements of Security Biometrics, Inc. for the year ended June 30, 2002, which appears in Security Biometrics Inc.'s Annual Report on Form 10-KSB for the year ended June 30, 2003.

/s/ Moffitt  &  Company,  P.C.
Moffitt  &  Company,  P.C.
Scottsdale,  Arizona
July  7,  2004


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